UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2021

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On July 29, 2021, ENGlobal Corporation (the “Company”) issued a press release announcing that it has updated its corporate image with a new logo and website. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

The new website contains a presentation featuring the latest on ENGlobal’s alternative renewable energy and solar initiatives, modular and fabrication technologies, and traditional oil, gas and petrochemical sector projects. The presentation is filed as Exhibit 99.2 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press release dated July 29, 2021
Exhibit 99.2	Presentation featuring ENGlobal’s projects

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

July 29, 2021	/s/ DARREN W. SPRIGGS
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary